Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
CURRENCY CONVERSION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00004 DATE OF CHANGE ORDER: June 27, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Section 7.10 of the Agreement (Currency Conversion), the Parties agree to adjust the Contract Price to an upward or downward adjustment by this Change Order on a date that is two (2) Business Days after Owner’s issuance of NTP (June 16, 2022) for currency fluctuations.

2.The Value of Foreign Currency in Section 7.10 of the Agreement was Two Hundred Sixty-Five Million, Seven Hundred Fifty-Two Thousand, Nine Hundred Fifty-One Euros (€ 265,752,951). Based on the Bechtel Treasury Secured Hedge Rate determined by taking a weighted average of the forward contracts entered into by Contractor and any spot contracts entered into by Contractor during the period between LNTP and NTP, the Contract Price is hereby decreased by Thirteen Million, Forty Thousand, Four Hundred Ninety-Seven U.S. Dollars (U.S. $13,040,497).

3.Exhibit 1 of this Change Order illustrates the calculation of the Currency Conversion.

4.Exhibit 3 of this Change Order includes the detailed spot and forward trades used to calculate the Bechtel Treasury Secured Hedge Rate.

5.    Schedule C-3 Aggregate Equipment Price Milestone Payment Schedule of Attachment C of the Agreement shall be amended by including the milestone(s) listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (#00001 - #00003)	$25,000,000
3. The Contract Price prior to this Change Order was	$5,509,000,000
4. The Aggregate Equipment Price will be (decreased) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,495,959,503

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): Yes; to be adjusted on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ___ Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager

CHANGE ORDER
FUEL ADJUSTMENT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00005 DATE OF CHANGE ORDER: July 15, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Section 7.11 of the Agreement (Fuel Adjustment), the Parties agree to adjust the Contract Price to an upward or downward adjustment by this Change Order on the date Owner issues NTP (June 16, 2022) for each of the following fuel types: (a) gasoline and (b) road diesel for any change in the index value, at the nearest weekly datum, as published by the US Energy Information Administration (EIA) for the Gulf Coast Region for each specific fuel type.

2.The Fuel Adjustment Basis in Section 7.11 of the Agreement was Twenty Million, Thirty-Seven Thousand, Five Hundred Twenty-Three U.S. Dollars (U.S. $20,037,523). Based on the NTP index value of June 13, 2022, the Contract Price is hereby increased by Fourteen Million, Two Hundred Fifty-One Thousand, One Hundred Fifty-Two U.S. Dollars (U.S. $14,251,152).

3.The Parties agree to amend Article 7.11 of the Agreement to replace the reference date of the selected indices from “February 5, 2022” to “on or around September 20, 2021”. For the avoidance of doubt, the baseline index values in the Agreement are the basis of the value in estimate in the Contract Price.

4.Exhibit 1 of this Change Order illustrates the calculation of the final fuel adjustment.

5.Schedule C-1 Aggregate Labor and Skills Price Milestone Payment Schedule of Attachment C of the Agreement shall be amended by including the milestone(s) listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (#00001 - #00004)	$11,959,503
3. The Contract Price prior to this Change Order was	$5,495,959,503
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,510,210,655

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Smith, Steven
Name:	Steve Smith
Title:	Senior Project Manager

CHANGE ORDER FORM

REMOVAL OF LAYDOWN YARD SCOPE OPTION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00006 DATE OF CHANGE ORDER: August 2, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Owner’s Right to Change Order), Section 2 of Attachment NN of the Agreement (Scoping Adjustments), and Owner Letter No. CCLIQ3-BE-C22-009, dated March 15, 2022, Parties agree this Change Order removes the laydown yard scope option (150 acres) from Contractor’s Scope of Work as further described in Attachment NN and Schedule NN-1 of the Agreement.

2.The original Laydown Yard Scope Option Contract Price in Attachment NN of the Agreement was Fifty-Six Million U.S. Dollars (U.S. $56,000,000). The Parties have agreed to reduce the Contract Price for the Laydown Yard Scope Option by Fifty-Six Million U.S. Dollars (U.S. $56,000,000).

3.Exhibit 3 illustrates the original Project laydown areas per Attachment NN-1 of the Agreement.

4.Exhibit 4 illustrates the planned final Project laydown areas and improvements as of 5 July 2022.

5.The cost summary and detailed costs for this Change Order is provided in Exhibit 1 of this Change Order.

6.Schedule C-1 (Aggregate Labor and Skills Price Milestone Payment Schedule) and Schedule C-2 (Aggregate Labor and Skills Price Monthly Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00005)	$26,210,655
3. The Contract Price prior to this Change Order was	$5,510,210,655
4. The Aggregate Equipment Price will be (decreased) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (decreased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,454,210,655

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Smith, Steven
Name:	Steve Smith
Title:	Senior Project Manager

CHANGE ORDER FORM

REMOVAL OF AIR BRIDGES SCOPE OPTION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00007 DATE OF CHANGE ORDER: August 22, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Owner’s Right to Change Order), Section 3 of Attachment NN of the Agreement (Scoping Adjustments), and Owner Letter No. CCLIQ3-BE-C22-008, dated March 15, 2022, Parties agree this Change Order removes the air bridges from Contractor’s Scope of Work as further described in Attachment NN and Schedule NN-1 of the Agreement.

2.Owner furnished Contractor the Pipeline Corridor Crossing Evaluation Reports 1 and 2 (No. 058-2201 Final 022-005 R, Version: Final Revised, dated, May 10, 2022) and (No. 058-2201 22-009 Final, Version: Final, dated, May 10, 2022) from Owner’s Third-Party consultant (RSI Pipeline Solutions, LLC. “RSI”), confirming air bridges will not be required to satisfy FERC Condition 29; however, the RSI analyses confirmed pipeline crossing mitigations are necessary to comply with FERC Condition 29, which were performed by Contractor in lieu of air bridges. Contractor shall utilize the reports and findings as Rely Upon Information as defined in the Agreement.

3.The original Air Bridges Scope Option Contract Price in Attachment NN of the Agreement was Thirty-Four Million U.S. Dollars (U.S. $34,000,000). The Parties have agreed to reduce the Contract Price for the Air Bridges Scope Option by Thirty-Three Million, Five Hundred Twenty-Seven Thousand, Six Hundred U.S. Dollars (U.S. $33,527,600), which accounts for Contractor’s actual costs related to establishing pipeline mitigations required per Pipeline Corridor Crossing Evaluation Reports 1 and 2, as well as monitoring and maintenance for the duration of the Project at locations: P1A, P1B, P3G, P3F and Area 3 Berm as shown in Exhibit 3 of this Change Order.

4.The cost summary and detailed costs for this Change Order is provided in Exhibit 1 of this Change Order.

5.Schedule C-1 (Aggregate Labor and Skills Price Milestone Payment Schedule) and Schedule C-2 (Aggregate Labor and Skills Price Monthly Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00006)	$(29,789,345)
3. The Contract Price prior to this Change Order was	$5,454,210,655
4. The Aggregate Equipment Price will be (decreased) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (decreased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,420,683,055

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager

CHANGE ORDER FORM

ACID GAS FLARE K/O DRUM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00008 DATE OF CHANGE ORDER: August 16, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Owner’s Right to Change Order), Section 4 of Attachment NN of the Agreement (Scoping Adjustments), and Owner Letter No. CCLIQ3-BE-C22-020, dated June 28, 2022, Parties agree this Change Order adds the Acid Gas Flare K/O Drum Option to Contractor’s Scope of Work.

2.The Acid Gas Flare K/O Drum Option in Attachment NN of the Agreement is Fourteen Million, Nine Hundred Fifty-Three Thousand U.S. Dollars (U.S. $14,953,000).

3.The cost summary for this Change Order is provided in Exhibit 1 of this Change Order.

4.Schedule C-1 (Aggregate Labor and Skills Price Milestone Payment Schedule) and Schedule C-2 (Aggregate Labor and Skills Price Monthly Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00007)	$(63,316,945)
3. The Contract Price prior to this Change Order was	$5,420,683,055
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,435,636,055

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager

CHANGE ORDER

PACKAGE 7A (WITHOUT SITE WORK)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00009 DATE OF CHANGE ORDER: August 16, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Owner’s Right to Change Order), Section 7 of Attachment NN of the Agreement (Scoping Adjustments), the Parties agree this Change Order adds the balance of Package 7A (without Site Work) to Contractor’s Scope of Work.

2.Change Order CO-00002, dated April 29, 2022, increased the Contract Price by Twenty Million U.S. Dollars (U.S.$20,000,000) for Package 7A (without Site Work) during Limited Notice to Proceed (LNTP No. 1).

3.This Change Order increases the Contract Price by Forty-Three Million U.S. Dollars (U.S. $43,000,000) for the balance of Package 7A (without Site Work) in accordance with the Agreement.

4.Schedule C-1 (Aggregate Labor and Skills Price Milestone Payment Schedule) and Schedule C-3 (Aggregate Equipment Price Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00008)	$(48,363,945)
3. The Contract Price prior to this Change Order was	$5,435,636,055
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
8. The new Contract Price including this Change Order will be	$5,478,636,055

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager